ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
(signature)	20110366447-84
Ross Miller	Filing Date and Time
Secretary of State	05/17/2011 7:44 AM
State of Nevada	Entity Number
	E0287582011-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Renaissance Films Inc.
2. Registered Agent for Service of Process: (check only one box)	[x] Commercial Registered Agent: Business Filings Incorporated (Name) [ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* 75,000,000 — Par value per share: $ 0.001 — Number of shares *without par value:*
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Jesse Lawrence (Name) Ground floor Suite, 37 Netherhall Gardens (Street Address) — London, United Kingdom (City) — (State) — NW3 5RL (Zip Code) 2) (Name) Street Address — City — State — Zip Code
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Business Filings Incorporated (Name) — X (signature) Mark Williams, AVP (Incorporator Signature) 8040 Excelsior Dr., Ste 200 (Address) — Madison (City) — WI (State) — 53717 (Zip Code)
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X (signature) Mark Williams, AVP, Business Filings Incorporated — May 17, 2011 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number **20110697791-63**
[signature]	Filing Date and Time **09/26/2011 8:44 AM**
Ross Miller Secretary of State State of Nevada	Entity Number **E0287582011-0**

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Renaissance Films Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of corporation: Sedition Films Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

Jesse Lawrence, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20140323295-01
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/01/2014 8:00 AM
	Entity Number E0287582011-0

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SEDITION FILMS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE ONE OF THE CHARTER IS HEREBY AMENDED WHEREBY THE NAME OF THE COMPANY SHALL NOW BE KNOWN AS:

SELECT-TV SOLUTIONS, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74%

4. Effective date of filing: (optional) 4/28/14

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140331898-69
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/05/2014 10:30 AM
	Entity Number E0287582011-0

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SELECT-TV SOLUTIONS INC.

2. The articles have been amended as follows: (provide article numbers, if available)

THE ARTICLES ARE HEREBY AMENDED PER NRS 78.209 FOR A FORWARD STOCK SPLIT IN THE AMOUNT OF 10:1 : 1 (TEN TO ONE), PAR VALUE TO REMAIN UNCHANGED.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74%

4. Effective date of filing: (optional) 5/1/14

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090201

Filed in the office of	Document Number **20140336559-68**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **05/06/2014 3:22 PM**
	Entity Number **E0287582011-0**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SELECT-TV SOLUTIONS, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE THREE OF THE CHARTER IS HEREBY AMENDED WHEREBY THE AUTHORIZED AMOUNT OF SHARES IN TREASURY SHALL BE RAISED FROM 75,000,000 (.001 PAR) TO :

500,000,000 (FIVE HUNDRED MILLION) @ .001 PAR

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74%

4. Effective date of filing: (optional) 4/28/14

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140533321-84
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 07/25/2014 8:00 AM
	Entity Number E0287582011-0

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

SELECT-TV SOLUTIONS (USA), INC.
Name of merging entity

FLORIDA
Jurisdiction

CORPORATION
Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

SELECT-TV SOLUTIONS, INC.
Name of surviving entity

NEVADA
Jurisdiction

CORPORATION
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

[X] **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

[ ] **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

[ ] **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

SELECT-TV SOLUTIONS (USA), INC.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

SELECT-TV SOLUTIONS, INC.
Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

NONE-

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: JULY 31, 2014 Time: 23:59:59 PM

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

SELECT-TV SOLUTIONS (USA), INC.
Name of merging entity

X ______________________ DIRECTOR & PESIDENT JULY 18 2004
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

and,

SELECT-TV SOLUTIONS, INC.
Name of surviving entity

X ______________________ SECRETARY July 18, 2014
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090704

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20190224621-69**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **05/23/2019 9:06 AM**
	Entity Number **E0287582011-0**

Certificate of Amendment by Custodian

(PURSUANT TO NRS 78.347)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation Filed by Custodian (Pursuant to NRS 78.347)

1. Name of corporation:

SELECT-TV SOLUTIONS, INC.

2. Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows:

NONE

3. Custodian Statement:

Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.

4. Custodian Signature:

JOSEPH ARCARO
Name of Custodian

X Joseph Arcaro
Authorized Signature of Custodian

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

☒ BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☒ **ANNUAL** ☒ **AMENDED** (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

SELECT-TV SOLUTIONS, INC.
NAME OF ENTITY

NV20111339162
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*
Please indicate the entity type (check only one):

Filed in the Office of	Business Number E0287582011-0
	Filing Number 20190216113
Secretary of State State Of Nevada	Filed On 10/10/2019 12:44:34 PM
	Number of Pages 4

☒ Corporation

☒ This corporation is publicly traded, the Central Index Key number is: 0001568628

☒ Nonprofit Corporation (see nonprofit sections below)

☒ Limited-Liability Company

☒ Limited Partnership

☒ Limited-Liability Partnership

☒ Limited-Liability Limited Partnership

☒ Business Trust

☒ Corporation Sole

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE
Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☒ 001 - Governmental Entity

☒ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☒ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☒ Unit-owners' Association ☒ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:<u>**Charitable Solicitation Information - check applicable box**</u>

Does the Organization intend to solicit charitable or tax deductible contributions?

☒ No - no additional form is required

☒ Yes - the "Charitable Solicitation Registration Statement" is required.

☒ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE SECRETARY:

Name	Country	Address	City	State	Zip/Postal Code
Thomas Hemingway	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE CHIEF EXECUTIVE OFFICER:

Name	Country	Address	City	State	Zip/Postal Code
Thomas Hemingway	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Thomas Hemingway	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE TREASURER:

Name	Country	Address	City	State	Zip/Postal Code
Thomas Hemingway	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE PRESIDENT:

Name	Country	Address	City	State	Zip/Postal Code
Michael Krall	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Robert Orbach	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE DIRECTOR:

Name	Country	Address	City	State	Zip/Postal Code
Jeffrey Donnell	USA	3700 Campus Drive	Newport Beach	CA	92660

CORPORATION, INDICATE THE DIRECTOR:

Michael Krall			**USA**
Name			Country
3700 Campus Drive	**Newport Beach**	**CA**	**92660**
Address	City	State	Zip/Postal Code

CORPORATION, INDICATE THE CHIEF FINANCIAL OFFICER:

David Noyes			**USA**
Name			Country
3700 Campus Drive	**Newport Beach**	**CA**	**92660**
Address	City	State	Zip/Postal Code

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Thomas Hemmingway	**Director**	**10/10/2019**
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*	Title	Date

Filed in the Office of	Business Number E0287582011-0
Barbara K. Cegavske	Filing Number 20190225234
Secretary of State State Of Nevada	Filed On 10/15/2019 3:30:00 PM
	Number of Pages 11

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Select-TV Solutions, Inc. Entity or Nevada Business Identification Number (NVID): E0287582011-0
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ____ Time: ____

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- [x] The entity name has been amended.
- [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- [ ] The purpose of the entity has been amended.
- [ ] The authorized shares have been amended.
- [ ] The directors, managers or general partners have been amended.
- [ ] IRS tax language has been added.
- [ ] Articles have been added.
- [ ] Articles have been deleted.
- [x] Other.

The articles have been amended as follows: (provide article numbers, if available)

Article I: Name: BioQuest Corp. // Article 3: reverse split of outstanding stock

(attach additional page(s) if necessary)

6. Signature: (Required)

X [signature] Chief Executive Officer

Signature of Officer or Authorized Signer — Title

X ____

Signature of Officer or Authorized Signer — Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

1. Name of Corporation: BioQuest Corp.;
2. Reverse Stock Split:That this Corporation split and convert all of the issued and outstanding shares of the Corporation's $.001 par value common stock on a Two Thousand (2,000) to one (1) basis to decrease the number of issued and outstanding shares of the Corporation's common stock from (474,254,584) to (237,128) shares;
3. That the current number of authorized shares of common stock of the Company and par value shall remain unchanged as: 500,000,000 shares of Common stock, par value $0.001

This form must be accompanied by appropriate fees.

ACTION BY WRITTEN CONSENT OF DIRECTORS

BY THE BOARD OF DIRECTORS OF

SELECT-TV SOLUTIONS, INC.

(the "Company")

A Nevada Corporation

The undersigned, being all of the directors (the "Directors") of Select-TV Solutions, Inc., a Nevada Company, (the "Company") hereby waiye the calling or holding of a meeting of the Board of Directors of the Company, consents in writing, as of October 11, 2019, pursuant to the Bylaws of the Company and the Nevada Revised Statutes, hereby consents to the following actions of the Company.

A. The Company wishes to adopt and approve the actions (the "Actions") set forth fully herein as it deems the Actions to be in the best interests of the Company on a going-forward basis.
B. The Company's Directors have received and reviewed, concurrently herewith, consent to take the Actions from holders of at least 57% of the voting shares of Company common stock issued and outstanding.
C. This Resolution of the Company's Board of Directors shall become effective immediately.

IT IS RESOLVED THAT:

1. **NAME CHANGE**

WHEREAS, the Board of Directors of this Company has determined that it is in the best interest of the Company and its shareholders that the Company amend its Articles of Incorporation to change its name from "Select-TV Solutions, Inc." to "BioQuest Corp." (the "Name Change") to better reflect the Company's new business of financial services;

WHEREAS, Section 78.390 of the Nevada Revised Statutes requires the filing of a Certificate of Amendment to the Articles of Incorporation (the "Certificate of Amendment") in the office of the Secretary of the State of Nevada to amend the Articles of Incorporation of the Company to change the Company's name; and

WHEREAS, the Board of Directors of this Company has determined that it is in the best interest of the Company and its shareholders to adopt, approve and file the Certificate of Amendment, in the form as attached hereto as Exhibit A, to effect the Name Change.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of this Company hereby adopts and approves the Certificate of Amendment in the form as attached hereto as Exhibit A; and be it

RESOLVED, FURTHER, that, upon shareholder approval of the Certificate of Amendment, the proper officers of this Company be, and hereby are, authorized, empowered and instructed, in the name of and on behalf of the Company, and as the act of the Company, to make, prepare and file the Certificate of Amendment with the Nevada Secretary of State, in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes.

2. **REVERSE STOCK SPLIT.**

RESOLVED, that the Company is hereby authorized and approves a reverse stock split ("Reverse Split") of the common stock of the Company on the basis of 1 share for each 2,000 shares currently issued and outstanding for all shareholders of record on the close of business on October 11, 2019 (the "Record Date"), with any fractional share that would result from this action being Rounded Up to the next whole share for each shareholder. The Authorized share amount shall remain at 500,000,000 shares. The effective date shall be determined by the Financial Industry Regulatory Authority upon approval of the associated documentation.

RESOLVED FURTHER, that Globex Transfer, LLC, is hereby confirmed as the Company's Transfer Agent to act as the Exchange Agent for all shares of Common Stock of the Company which presently are, or which may hereafter be, authorized by the Articles of Incorporation, as amended from time to time, of this Company or any amendment or amendments thereto, to act in accordance with its general practices and regulations for the transfer and registration of stock and the exchange of shares in accordance with the Reverse Split.

RESOLVED FURTHER, that the Secretary of the Company is hereby instructed to forward a copy of this resolution notifying the Transfer Agent of the Reverse Split.

RESOLVED FURTHER, that Globex Transfer, LLC, the Transfer Agent for the Company's common stock, is instructed and authorized to issue and deliver certificates representing the Reverse Split shares.

RESOLVED FURTHER, that, as a result of the aforementioned 1 for 2,000 reverse stock split, the current 474,254,585 issued and outstanding shares of Common Stock shall, on the Record Date, represent 237,128 post reverse split shares; any and all fractional shares resulting from the split shall be rounded up to the next whole share.

RESOLVED FURTHER, that facsimile copy of this Resolution signed by any and/or all Directors shall have the same binding and legal effect as an original of the same.

RESOLVED FURTHER, that this Resolution may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one in the same instrument.

RESOLVED FURTHER, that the officers of this Company are hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of this Company.

3. OMNIBUS RESOLUTION.

RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Company, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents, issuance of share certificates, warrants, debentures and making any filings with federal and state securities authorities as they deem necessary or appropriate, and that any and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

CERTIFICATION

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the unanimous written consent of the Directors of Select-TV Solutions, Inc., and that the said Resolution is now in full force and effect.

Thomas Hemingway
Title: Director
Dated: October 11, 2019

Robert Orbach
Title: Director
Dated: October 11, 2019

Mike Krall
Title: Director
Dated: October 11, 2019

Jeffrey Donnell
Title: Director
Dated: October 11, 2019

State of California, County of
Orange
Subscribed and sworn to (or affirmed)
Before me on this 14 day of Oct 2019, by
Thomas. Hemingway
Proved to me on the basis of satisfactory evidence
to be the person(s) who appeared before me.
Signature

SUKETU R. BHATT
Notary Public - California
Orange County
Commission # 2286389
My Comm. Expires May 23, 2023

CERTIFICATION

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the unanimous written consent of the Directors of Select-TV Solutions, Inc., and that the said Resolution is now in full force and effect.

Thomas Hemingway
Title: Director
Dated: October 11, 2019

Robert Orbach
Title: Director
Dated: October 11, 2019

Mike Krail
Title: Director
Dated: October 11, 2019

Jeffrey Donnell
Title: Director
Dated: October 11, 2019

State of Oklahoma
County of Tulsa

This instrument was acknowledged before me on October 14, 2019 by Jefferey L. Donnell, as Individual, domiciled in Tulsa, Oklahoma

My Commission Expires:

June 6, 2023

Notary Public

JOSH WOMACK NOTARY PUBLIC STATE OF OKLAHOMA #19006717 Expires June 6, 2023

CERTIFICATION

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the unanimous written consent of the Directors of Select-TV Solutions, Inc., and that the said Resolution is now in full force and effect.

Thomas Hemingway
Title: Director
Dated: October 11, 2019

Robert Orbach
Title: Director
Dated: October 11, 2019

[illegible] Z [illegible]
Notary Public State of New York
Kings County
Lic. [illegible]
Comm. Exp. 2/13/21

Mike Krall
Title: Director
Dated: October 11, 2019

Jeffrey Donnell
Title: Director
Dated: October 11, 2019

CERTIFICATION

I hereby certify that the foregoing is a true and correct copy of a Resolution duly passed by the unanimous written consent of the Directors of Select-TV Solutions, Inc., and that the said Resolution is now in full force and effect.

Thomas Hemingway
Title: Director
Dated: October 11, 2019

Robert Orbach
Title: Director
Dated: October 11, 2019

Michael ~~Mike~~ Krall
Title: Director
Dated: October 11, 2019

Jeffrey Donnell
Title: Director
Dated: October 11, 2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Name - Reservation, Consent or Release

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT - SUBMIT THE FILING WITH A CUSTOMER ORDER INSTRUCTION FORM AND PAYMENT

☐ Name Reservation

This filing is used to Reserve an entity name to be used at a later date when filing formation or amendment documents, the name will be reserved for 90 days.

I, ______________________, hereby request the following name to be reserved for the period of 90 days: ______________________

(Do not include a corporate ending)

Holder of the Reservation:

Name ______________________ Country ______________________

Address ______________________ City ______________________ State Zip/Postal Code

The above reservation must be accompanied by a $25.00 filing fee. An additional $50.00 required if requesting 24 hour expedited service.

☒ Name Consent or ☐ Name Reservation Release

Consent to allow another party to use an entity name already on file with the Secretary of State. Release the name Reservation to another party for use in filing formation or amendment documents. ***Note: If submitting a Name Release or Name Consent the form will need to be notarized.***

I, Thomas Hemingway, hereby give consent/release for the
The person who is the current holder of the entity name

entity name of BioQuest Corp. to
Entity name having consent or being released

Select-TV Solutions, Inc. for use.
The person the name is being released to

Signed: X [signature] (document must be signed before a notary public)
Signature of current holder of name

State of ______________

County of ______________

This document was acknowledged before me on __________ by ______________________
date name of person being notarized

____
Signature of notary public

SEE ATTACHED
CALIFORNIA
ACKNOWLEDGEMENT

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Orange)

On October 15, 2019 before me, Dennis Russell Clarkson, notary public,
(insert name and title of the officer)

personally appeared Thomas Hemingway,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

DENNIS RUSSELL CLARKSON
Notary Public - California
Orange County
Commission # 2285081
My Comm. Expires Apr 13, 2023

Signature ______________ (Seal)

California Jurat Certificate

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California } s.s.
County of San Diego

Subscribed and sworn to (or affirmed) before me on this 11 day of October, 2019, by Michael Krall

and ________________, proved to me on the basis of satisfactory evidence to be the ~~person(s)~~ person who appeared before me.

BRANDI SABALA
Commission No. 2159209
NOTARY PUBLIC - CALIFORNIA
SAN DIEGO COUNTY
Commission Expires August 2, 2020

Signature of Notary Public — Seal

OPTIONAL INFORMATION

Although the information in this section is not required by law, it could prevent fraudulent removal and reattachment of this jurat to an unauthorized document and may prove useful to persons relying on the attached document.

Description of Attached Document

The preceding Jurat Certificate is attached to a document titled/for the purpose of Action by Written Consent of Directors by the Board of Directors of Select-TV Solutions, Inc

containing 3 pages, and dated 10 / 11 /2019